Filed Pursuant to Rule 424(b)(3)

Registration No. 333-165957

The information in the preliminary prospectus supplement (as supplemented by this supplement) is not complete and may be changed. We may not sell the notes described in the preliminary prospectus supplement (as supplemented by this supplement) until we deliver a final prospectus supplement and attached prospectus. The preliminary prospectus supplement (as supplemented by this supplement) is not an offer to sell the notes and it is not soliciting an offer to buy the notes and there shall not be any sale of the notes where such offer, solicitation or sale is not permitted.

$1,252,131,000

Bank of America Auto Trust 2010-2

Issuing Entity

Bank of America Auto Receivables Securitization, LLC

Depositor

Bank of America, National Association

Sponsor and Servicer

Supplement, dated June 16, 2010 (subject to completion)

to

Preliminary Prospectus Supplement, dated June 14, 2010 (subject to completion)

This Supplement should be read in conjunction with the Preliminary Prospectus Supplement, dated June 14, 2010 and the Prospectus, dated June 14, 2010.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these notes or determined if the prospectus supplement (as supplemented by this supplement) or the prospectus that accompanies the prospectus supplement is truthful or complete. Any representation to the contrary is a criminal offense.

The preliminary prospectus supplement dated June 14, 2010 (the “Preliminary Prospectus Supplement”) is hereby modified and supplemented as described in this supplement. References to page numbers are to the page numbers in the Preliminary Prospectus Supplement.

Front Cover Page:

•	The total principal amount of the Notes indicated on the top of the front cover page is modified to read: $1,252,131,000.

•	The column titled “Initial Note Balance” in the table on the front cover page is modified to read:

Initial Note Balance
Class A-1 Notes	$340,005,000
Class A-2 Notes	$240,000,000
Class A-3 Notes	$481,000,000
Class A-4 Notes	$191,126,000

Total	$1,252,131,000

•	The fifth paragraph following the above table is modified to read:

“Credit enhancement for the notes will consist of —

•	excess interest on the receivables;

•	a Reserve Account with an initial balance of $3,375,018.53; and

•	overcollateralization.”

Summary of Terms:

•	The column titled “Initial Note Balance” in the table under “Summary of Terms – The Notes” on page S-3 is modified to read:

Initial Note Balance
Class A-1 Notes	$340,005,000
Class A-2 Notes	$240,000,000
Class A-3 Notes	$481,000,000
Class A-4 Notes	$191,126,000

•

The second sentence in the first paragraph under “Summary of Term – The Receivables” on page S-9 is modified to read: “As of the cut-off date, 1.57% of the receivables (by aggregate cut-off date balance) were granted credit-related extensions by Bank of America; however, at least one monthly payment has been made by the related obligor since such extension.”

•	The table following the second paragraph under “Summary of Terms – The Receivables” on page S-9 is modified to read:

Number of Receivables	65,039
Aggregate Principal Balance	$1,350,007,411.97
Range of Annual Percentage Rates	2.79% to 18.69%
Weighted Average Annual Percentage Rates	5.52%
Weighted Average FICO® Score	779
Range of Original Terms	18 months to 84 months
Weighted Average Original Term	65.16 months
Range of Seasoning	2 months to 76 months
Weighted Average Seasoning	9.28 months
Range of Remaining Terms	6 months to 72 months
Weighted Average Remaining Term	55.88 months
Weighted Average Loan-to-Value Ratio	95.97%
Percentage of New Vehicles	56.12%
Percentage of Used Vehicles	43.88%

•

The third sentence of the first paragraph under “Summary of Terms – Credit Enhancement – Overcollateralization” on page S-10 is modified to read: “The initial amount of overcollateralization will be $97,876,411.97, or approximately 7.25% of the Initial Pool Balance.”

•

The first sentence of the first paragraph under “Summary of Terms – Credit Enhancement – Reserve Account” on page S-10 is modified to read: “On the Closing Date, the depositor will deposit from the proceeds of the sale of the notes $3,375,018.53 (the “Specified Reserve Account Balance”) in cash into the Reserve Account, which is equal to approximately 0.25% of the Initial Pool Balance.”

Risk Factors:

•

The eighth and ninth sentences under “Risk Factors – The geographic concentration of the obligors in the receivables pool and varying economic circumstances may increase the risk of losses or reduce the return on your notes” on page S-13 are modified to read: “As of the cut-off date, based on the billing addresses of the obligors, 13.70%, 11.42%, 9.53%, 5.53% and 5.37%, of the principal balance of the receivables were located in California, Texas, Florida, New Jersey and Pennsylvania, respectively. No other State accounts for more than 4.83% of the principal balance of the receivables as of the cut-off date.

The Issuing Entity:

•	The table under “The Issuing Entity – Capitalization of the Issuing Entity” on page S-24 is modified to read:

The following table illustrates the expected assets of the issuing entity as of the Closing Date:

Receivables	$1,350,007,411.97
Reserve Account	$3,375,018.53

The following table illustrates the expected liabilities of the issuing entity as of the Closing Date:

Class A-1 Asset Backed Notes	$340,005,000.00
Class A-2 Asset Backed Notes	$240,000,000.00
Class A-3 Asset Backed Notes	$481,000,000.00
Class A-4 Asset Backed Notes	$191,126,000.00
Overcollateralization(1)	$97,876,411.97

Total	$1,350,007,411.97

(1)	The overcollateralization is represented by a certificate, but the certificate is not offered hereby, and initially will be retained by the depositor.

The Receivables Pool:

•

The third sentence of the second paragraph under “The Receivables Pool” on page S-29 is modified to read: “Less than 3.50% of the receivables (by aggregate cut-off date balance) are evidenced by electronic contracts.”

•

The ninth sentence of the third paragraph under “The Receivables Pool” on page S-30 is modified to read: ““Weighted Average Loan-to-Value Ratio” is based on a weighting by current principal balance of each receivable as of the cut-off date (provided, that there are 15 contracts which are excluded from the Weighted Average Loan-to-Value Ratio because the Loan-to-Value Ratio was not available for such receivable).”

•	The 15 tables following the fourth paragraph under “The Receivables Pool” on pages S-30 through S-37 are modified to read as set forth on Appendix A to this Supplement.

•

The paragraph following the “Distribution of the Receivables Pool by Vehicle Type” table under “The Receivables Pool” on page S-37 is modified to read: “As described under “Origination and Servicing of the Receivables — Servicing and Collections” in this prospectus supplement, Bank of America offers certain obligors credit-related extensions. As of the cut-off date, 1.57% of the receivables (by aggregate cut-off date balance) were granted credit-related extensions by Bank of America; however, at least one monthly payment has been made by the related obligor since such extension.”

Weighted Average Life of the Notes:

•

The first bullet under the third paragraph under “Weighted Average Life of the Notes” on page S-38 is modified to read: “• the issuing entity holds 45 pools of receivables with the following characteristics:”

•	The table following the first bullet under the third paragraph under “Weighted Average Life of the Notes” on page S-39 is modified to read as set forth on Appendix B to this Supplement.

•	The four tables following the last paragraph under “Weighted Average Life of the Notes” on pages S-41 through S-44 are modified to read as set forth in Appendix C to this Supplement.

Origination and Servicing of the Receivables:

•

The eleventh paragraph under “Origination and Servicing of the Receivables – Servicing and Collections” on page S-48 is modified to read: “As of the cut-off date, 1.57% of the receivables (by aggregate cut-off date balance) were granted credit-related extensions by Bank of America; however, at least one monthly payment has been made by the related obligor since such extension.”

The Transaction Documents and the Indenture:

•

The third sentence of the first paragraph under “The Transaction Documents and the Indenture – Credit Enhancement – Overcollateralization” on page S-64 is modified to read as follows: “The initial amount of overcollateralization will be $97,876,411.97, or approximately 7.25% of the Initial Pool Balance.”

Underwriting:

•	The table below the first paragraph under “Underwriting” on page S-79 is modified to read as follows:

Underwriters	Principal Amount of Class A-1 Notes		Principal Amount of Class A-2 Notes	Principal Amount of Class A-3 Notes	Principal Amount of Class A-4 Notes
Banc of America Securities LLC	$
Barclays Capital Inc.
Citigroup Global Markets Inc.
Credit Suisse Securities (USA) LLC
RBS Securities Inc.

Total		$340,005,000	$240,000,000	$481,000,000	$191,126,000

Glossary:

•	The definition of “Class A-1 Note Balance” on page S-83 is modified to read: “means, at any time, $340,005,000, reduced by all payments of principal made prior to such time on the Class A-1 Notes.”

•	The definition of “Class A-2 Note Balance” on page S-83 is modified to read: “means, at any time, $240,000,000, reduced by all payments of principal made prior to such time on the Class A-2 Notes.”

•	The definition of “Class A-3 Note Balance” on page S-83 is modified to read: “means, at any time, $481,000,000, reduced by all payments of principal made prior to such time on the Class A-3 Notes.”

•	The definition of “Class A-4 Note Balance” on page S-83 is modified to read: “means, at any time, $191,126,000, reduced by all payments of principal made prior to such time on the Class A-4 Notes.”

•	The definition of “Initial Pool Balance” on page S-85 is modified to read: “means $1,350,007,411.97”.

Back Cover Page:

•	The table on the back cover page is modified to read:

$340,005,000 Class A-1 Notes

$240,000,000 Class A-2 Notes

$481,000,000 Class A-3 Notes

$191,126,000 Class A-4 Notes

Appendix A

Composition of the Receivables as of the Cut-off Date

	New Financed Vehicles	Used Financed Vehicles	Total
Aggregate Principal Balance	$757,634,496.46	$592,372,915.51	$1,350,007,411.97
Percentage of Cut-off Date Balance	56.12%	43.88%	100.00%
Number of Receivables	31,925	33,114	65,039
Average Cut-off Date Balance	$23,731.70	$17,888.90	$20,756.89
Range of Cut-off Date Balances	$1,033.20 - $93,974.07	$1,027.14 - $95,062.77	$1,027.14 - $95,062.77
Average Original Receivable Principal Balance	$28,567.43	$22,441.21	$25,448.32
Range of Original Receivable Principal Balances	$6,290.00 - $99,576.03	$4,525.11 - $99,968.46	$4,525.11 - $99,968.46
Weighted Average Loan-to-Value Ratio	92.41%	100.52%	95.97%
Weighted Average APR	5.26%	5.85%	5.52%
Range of APRs	2.79% - 17.69%	2.79% - 18.69%	2.79% - 18.69%
Weighted Average Original Term (months)	66.21 months	63.82 months	65.16 months
Range of Original Terms (months)	18 months - 84 months	24 months - 84 months	18 months - 84 months
Weighted Average Seasoning (months)	8.65 months	10.08 months	9.28 months
Range of Seasoning (months)	2 months - 74 months	2 months - 76 months	2 months - 76 months
Weighted Average Remaining Term (months)	57.55 months	53.74 months	55.88 months
Range of Remaining Terms (months)	6 months - 72 months	6 months - 71 months	6 months - 72 months
Weighted Average FICO® Scores	784	773	779

Distribution by Annual Percentage Rate of the Receivables as of the Cut-off Date

Annual Percentage Rate Range	Number of Receivables	Percentage of Number of Receivables	Aggregate Cut-off Date Balance	Percentage of Cut-off Date Balance		Weighted Average FICO® Score
2.00% - 2.99%	12	0.02%	$237,478.81	0.02%		818
3.00% - 3.99%	7,133	10.97	180,475,872.58	13.37		797
4.00% - 4.99%	17,453	26.83	431,636,209.88	31.97		792
5.00% - 5.99%	19,604	30.14	445,734,368.59	33.02		787
6.00% - 6.99%	8,297	12.76	140,648,961.03	10.42		761
7.00% - 7.99%	4,607	7.08	60,592,812.27	4.49		738
8.00% - 8.99%	3,705	5.70	43,944,463.26	3.26		719
9.00% - 9.99%	1,997	3.07	22,481,862.77	1.67		694
10.00% - 10.99%	1,014	1.56	11,404,494.54	0.84		674
11.00% - 11.99%	610	0.94	6,616,098.32	0.49		661
12.00% - 12.99%	364	0.56	3,541,509.67	0.26		654
13.00% - 13.99%	158	0.24	1,613,462.33	0.12		646
14.00% - 14.99%	53	0.08	623,705.30	0.05		645
15.00% - 15.99%	21	0.03	302,008.44	0.02		651
16.00% - 16.99%	4	0.01	46,849.13	0.00	(1)	654
17.00% - 17.99%	5	0.01	89,135.14	0.01		644
18.00% - 18.99%	2	0.00 (1)	18,119.91	0.00	(1)	644

Total:	65,039	100.00%	$1,350,007,411.97	100.00%		779

(1)	Greater than 0.00% but less than 0.01%

Geographic Distribution of the Receivables

State(1)	Number of Receivables	Percentage of Number of Receivables	Aggregate Cut-off Date Balance	Percentage of Cut-off Date Balance	Weighted Average FICO® Score
California	8,872	13.64%	$184,919,017.48	13.70%	773
Texas	6,886	10.59	154,128,854.21	11.42	777
Florida	6,445	9.91	128,630,109.60	9.53	776
New Jersey	3,349	5.15	74,608,242.63	5.53	782
Pennsylvania	3,644	5.60	72,552,220.39	5.37	786
New York	3,099	4.76	65,251,235.73	4.83	787
Other(2)	32,744	50.35	669,917,731.93	49.62	780

Total:	65,039	100.00%	$1,350,007,411.97	100.00%	779

(1)	Based on billing addresses of the obligors as of the cut-off date, which may differ from the state of origination of the receivable.
(2)	Note that no other individual state accounts for more than 4.45% of the cut-off date balance.

Distribution by FICO® Score

FICO® (Range)	Number of Receivables	Percentage of Number of Receivables	Aggregate Cut-off Date Balance	Percentage of Cut- off Date Balance
620 - 629	251	0.39%	$2,393,478.04	0.18%
630 - 639	301	0.46	3,233,123.19	0.24
640 - 649	623	0.96	6,155,452.18	0.46
650 - 659	721	1.11	7,638,981.98	0.57
660 - 669	728	1.12	7,814,169.74	0.58
670 - 679	766	1.18	8,875,509.65	0.66
680 - 689	1,217	1.87	13,724,840.25	1.02
690 - 699	1,082	1.66	12,755,286.32	0.94
700 - 709	2,542	3.91	42,276,710.99	3.13
710 - 719	2,555	3.93	46,618,669.55	3.45
720 - 729	2,715	4.17	53,287,545.67	3.95
730 - 739	2,986	4.59	62,919,658.81	4.66
740 - 749	3,565	5.48	79,308,135.27	5.87
750 - 759	3,523	5.42	78,615,115.09	5.82
760 - 769	3,797	5.84	83,848,369.66	6.21
770 - 779	4,117	6.33	92,344,024.98	6.84
780 - 789	5,025	7.73	116,340,092.98	8.62
790 - 799	5,082	7.81	117,606,673.71	8.71
800 - 809	5,525	8.49	124,577,052.21	9.23
810 - 819	6,233	9.58	136,835,608.49	10.14
820 - 829	4,846	7.45	104,888,807.18	7.77
830 - 839	3,091	4.75	66,775,494.19	4.95
840 - 849	1,764	2.71	38,628,717.18	2.86
Greater than or equal to 850	1,984	3.05	42,545,894.66	3.15

Total	65,039	100.00%	$1,350,007,411.97	100.00%

Distribution by Loan-to-Value Ratio

Loan-to-Value Ratio	Number of Receivables	Percentage of Number of Receivables	Aggregate Cut-off Date Balance	Percentage of Cut-off Date Balance	Weighted Average FICO® Score	Weighted Average Seasoning
Less than or equal to 40.00%(1)	429	0.66%	$5,106,478.89	0.38%	795	6.10
40.01% - 50.00%	992	1.53	14,610,815.16	1.08	798	5.63
50.01% - 60.00%	2,346	3.61	39,571,092.11	2.93	797	5.75
60.01% - 70.00%	4,101	6.31	77,029,980.86	5.71	795	6.16
70.01% - 80.00%	6,641	10.21	135,024,541.02	10.00	791	6.56
80.01% - 90.00%	9,744	14.98	213,182,148.12	15.79	787	6.96
90.01% - 100.00%	12,082	18.58	280,194,037.32	20.75	782	7.21
100.01% - 110.00%	12,017	18.48	277,895,788.89	20.58	775	8.58
110.01% - 120.00%	8,043	12.37	173,476,899.60	12.85	770	11.02
120.01% - 130.00%	4,668	7.18	80,303,126.73	5.95	756	17.61
130.01% - 140.00%	2,394	3.68	33,903,503.94	2.51	741	28.31
140.01% - 150.00%	1,582	2.43	19,708,999.33	1.46	741	33.17

Total	65,039	100.00%	$1,350,007,411.97	100.00%	779	9.28

(1)	Includes 15 contracts for which loan-to-value ratio was unavailable.

Distribution of the Receivables by Original Term

Original Term (months)	Number of Receivables	Percentage of Number of Receivables	Aggregate Cut-off Date Balance	Percentage of Cut-off Date Balance	Weighted Average FICO® Score	Weighted Average Seasoning
13 - 24	46	0.07%	$615,278.22	0.05%	796	4.34
25 - 36	1,319	2.03	18,776,086.60	1.39	790	6.33
37 - 48	3,280	5.04	56,670,660.37	4.20	793	6.03
49 - 60	28,089	43.19	561,223,960.68	41.57	783	7.53
61 - 66	4,359	6.70	94,557,264.47	7.00	780	7.62
67 - 72	24,604	37.83	550,369,106.40	40.77	775	10.17
73 - 84	3,342	5.14	67,795,055.23	5.02	762	22.46

Total	65,039	100.00%	$1,350,007,411.97	100.00%	779	9.28

Distribution of the Receivables by Scheduled Remaining Term as of the Cut-off Date

Scheduled Remaining Term (months)	Number of Receivables	Percentage of Number of Receivables	Aggregate Cut-off Date Balance	Percentage of Cut-off Date Balance	Weighted Average FICO® Score
1 - 12	1,967	3.02%	$6,976,024.14	0.52%	718
13 - 24	3,854	5.93	26,645,652.10	1.97	720
25 - 36	6,221	9.57	75,928,500.83	5.62	746
37 - 48	10,366	15.94	174,636,790.57	12.94	759
49 - 60	24,287	37.34	563,281,694.10	41.72	785
61 - 66	4,644	7.14	122,042,692.73	9.04	785
67 - 72	13,700	21.06	380,496,057.50	28.18	789

Total	65,039	100.00%	$1,350,007,411.97	100.00%	779

Distribution of the Receivables by Seasoning as of the Cut-off Date

Seasoning (months)	Number of Receivables	Percentage of Number of Receivables	Aggregate Cut-off Date Balance	Percentage of Cut-off Date Balance		Weighted Average FICO® Score
1 - 12	43,777	67.31%	$1,078,437,442.90	79.88%		789
13 - 24	7,534	11.58	124,484,013.39	9.22		753
25 - 36	6,557	10.08	92,143,963.82	6.83		731
37 - 48	3,559	5.47	35,788,434.54	2.65		726
49 - 60	2,613	4.02	15,570,770.50	1.15		702
61 - 66	992	1.53	3,543,024.05	0.26		715
67 - 72	3	0.00 (1)	20,487.03	0.00	(1)	722
73 - 78	4	0.01	19,275.74	0.00	(1)	718

Total:	65,039	100.00%	$1,350,007,411.97	100.00%		779

(1)	Greater than 0.00% but less than 0.01%

Distribution of the Receivables Pool by Original Principal Balance

Original Principal Balance	Number of Receivables	Percentage of Number of Receivables	Aggregate Cut-off Date Balance	Percentage of Cut-off Date Balance		Weighted Average FICO® Score
0.01 - 5,000.00	4	0.01%	$10,537.19	0.00	%(1)	739
5,000.01 - 10,000.00	1,656	2.55	9,634,145.18	0.71		765
10,000.01 - 15,000.00	6,870	10.56	64,253,570.56	4.76		776
15,000.01 - 20,000.00	13,400	20.60	182,781,574.97	13.54		781
20,000.01 - 25,000.00	14,288	21.97	258,834,284.17	19.17		783
25,000.01 - 30,000.00	11,544	17.75	261,481,054.07	19.37		782
30,000.01 - 35,000.00	7,457	11.47	200,866,259.79	14.88		779
35,000.01 - 40,000.00	4,235	6.51	132,482,561.59	9.81		776
40,000.01 - 45,000.00	2,340	3.60	84,549,166.98	6.26		775
45,000.01 - 50,000.00	1,290	1.98	51,919,324.95	3.85		772
50,000.01 - 55,000.00	726	1.12	32,335,766.50	2.40		772
55,000.01 - 60,000.00	411	0.63	20,382,484.97	1.51		770
60,000.01 - 65,000.00	256	0.39	13,687,069.11	1.01		764
65,000.01 - 70,000.00	189	0.29	10,824,083.20	0.80		764
70,000.01 - 75,000.00	140	0.22	8,536,669.05	0.63		769
75,000.01 - 80,000.00	72	0.11	4,975,234.84	0.37		767
80,000.01 - 85,000.00	74	0.11	5,233,591.69	0.39		765
85,000.01 - 90,000.00	29	0.04	2,191,476.70	0.16		773
90,000.01 - 95,000.00	30	0.05	2,505,336.75	0.19		766
95,000.01 - 100,000.00	28	0.04	2,523,219.71	0.19		763

Total:	65,039	100.00%	$1,350,007,411.97	100.00%		779

(1)	Greater than 0.00% but less than 0.01%

Distribution of the Receivables Pool by Cut-off Date Balance

Cut-off Date Balance	Number of Receivables	Percentage of Number of Receivables	Aggregate Cut-off Date Balance	Percentage of Cut-off Date Balance	Weighted Average FICO® Score
0.01 – 5,000.00	3,271	5.03%	$11,136,787.42	0.82%	721
5,000.01 – 10,000.00	7,223	11.11	55,175,536.28	4.09	740
10,000.01 – 15,000.00	10,144	15.60	128,426,620.99	9.51	768
15,000.01 – 20,000.00	13,078	20.11	229,669,305.93	17.01	783
20,000.01 – 25,000.00	11,719	18.02	262,692,857.15	19.46	786
25,000.01 – 30,000.00	8,655	13.31	236,697,428.28	17.53	785
30,000.01 – 35,000.00	4,908	7.55	158,507,535.70	11.74	782
35,000.01 – 40,000.00	2,603	4.00	97,038,888.46	7.19	780
40,000.01 – 45,000.00	1,522	2.34	64,215,286.14	4.76	777
45,000.01 – 50,000.00	751	1.15	35,491,557.66	2.63	776
50,000.01 – 55,000.00	439	0.67	22,953,813.98	1.70	773
55,000.01 – 60,000.00	248	0.38	14,210,036.61	1.05	769
60,000.01 – 65,000.00	160	0.25	9,990,333.11	0.74	769
65,000.01 – 70,000.00	111	0.17	7,451,190.75	0.55	776
70,000.01 – 75,000.00	75	0.12	5,425,764.46	0.40	767
75,000.01 – 80,000.00	62	0.10	4,812,172.11	0.36	772
80,000.01 – 85,000.00	21	0.03	1,717,673.14	0.13	763
85,000.01 – 90,000.00	29	0.04	2,548,667.16	0.19	768
90,000.01 – 95,000.00	19	0.03	1,750,893.87	0.13	764
95,000.01 – 100,000.00	1	0.00 (1)	95,062.77	0.01	789

Total	65,039	100.00%	$1,350,007,411.97	100.00%	779

(1)	Greater than 0.00% but less than 0.01%

Distribution of the Receivables Pool by Quarter of Origination

Quarter of Origination	Number of Receivables	Percentage of Number of Receivables		Aggregate Cut-off Date Balance	Percentage of Cut-off Date Balance		Weighted Average FICO® Scores
2004-Q1	3	0.00	%(1)	$14,131.01	0.00	%(1)	728
2004-Q2	5	0.01		26,431.61	0.00	(1)	724
2004-Q3	36	0.06		114,570.42	0.01		690
2004-Q4	367	0.56		1,103,061.08	0.08		707
2005-Q1	589	0.91		2,430,217.62	0.18		715
2005-Q2	690	1.06		3,452,856.83	0.26		705
2005-Q3	998	1.53		5,925,592.34	0.44		703
2005-Q4	470	0.72		3,177,255.83	0.24		695
2006-Q1	425	0.65		3,110,091.44	0.23		702
2006-Q2	647	0.99		4,934,060.69	0.37		718
2006-Q3	883	1.36		8,049,951.89	0.60		723
2006-Q4	885	1.36		9,213,736.63	0.68		723
2007-Q1	1,057	1.63		12,612,305.26	0.93		728
2007-Q2	1,313	2.02		16,561,761.24	1.23		729
2007-Q3	1,458	2.24		20,225,116.84	1.50		739
2007-Q4	1,323	2.03		19,290,975.35	1.43		722
2008-Q1	2,271	3.49		33,980,518.89	2.52		731
2008-Q2	1,768	2.72		26,249,393.57	1.94		738
2008-Q3	2,305	3.54		35,727,938.11	2.65		745
2008-Q4	1,569	2.41		26,879,662.94	1.99		757
2009-Q1	1,779	2.74		31,478,471.91	2.33		771
2009-Q2	1,686	2.59		31,679,343.41	2.35		777
2009-Q3	3,108	4.78		65,293,701.95	4.84		787
2009-Q4	19,317	29.70		484,528,091.03	35.89		790
2010-Q1	20,084	30.88		503,890,217.83	37.32		789
2010-Q2	3	0.00	(1)	57,956.25	0.00	(1)	834

Total:	65,039	100.00%		$1,350,007,411.97	100.00%		779

(1)	Greater than 0.00% but less than 0.01%

Distribution of the Receivables Pool by Vehicle Model Year

Vehicle Model Year	Number of Receivables	Percentage of Number of Receivables	Aggregate Cut-off Date Balance	Percentage of Cut-off Date Balance	Weighted Average FICO® Score
1999 or earlier	173	0.27%	$865,934.08	0.06%	716
2000	246	0.38	1,238,739.19	0.09	720
2001	521	0.80	2,910,434.21	0.22	715
2002	1,139	1.75	6,992,539.58	0.52	715
2003	1,610	2.48	12,797,655.64	0.95	721
2004	2,741	4.21	26,886,226.73	1.99	734
2005	4,838	7.44	53,423,879.70	3.96	746
2006	6,631	10.20	104,720,849.14	7.76	764
2007	9,735	14.97	195,288,679.50	14.47	771
2008	8,503	13.07	188,280,991.16	13.95	773
2009	10,795	16.60	264,947,775.38	19.63	789
2010	17,964	27.62	488,406,327.65	36.18	791
2011	143	0.22	3,247,380.01	0.24	796

Total	65,039	100.00%	$1,350,007,411.97	100.00%	779

Distribution of the Receivables Pool by Vehicle Make

Vehicle Make	Number of Receivables	Percentage of Number of Receivables	Aggregate Cut-off Date Balance	Percentage of Cut-off Date Balance	Weighted Average FICO® Score
Chevrolet	8,401	12.92%	$173,629,681.83	12.86%	781
Ford	7,269	11.18	143,746,655.04	10.65	781
Toyota	6,548	10.07	118,502,035.98	8.78	781
Honda	5,854	9.00	101,446,093.65	7.51	784
Mercedes Benz	2,278	3.50	71,796,257.13	5.32	769
GMC	2,903	4.46	70,873,431.60	5.25	781
Nissan	4,055	6.23	69,141,074.50	5.12	774
Lexus	2,562	3.94	68,458,308.89	5.07	783
Infiniti	2,158	3.32	58,125,430.77	4.31	782
Cadillac	1,745	2.68	49,239,993.73	3.65	780
Unknown(1)	3	0.00 (3)	61,173.92	0.00 (3)	743
Other(2)	21,263	32.69	424,987,274.93	31.48	776

Total	65,039	100.00%	$1,350,007,411.97	100.00%	779

(1)	“Unknown” vehicle makes are those vehicle makes that are not available as of the cut-off date.
(2)

“Other” vehicle makes are those vehicle makes that are able to be determined based on the related receivables pool characteristics, but that cannot individually be assigned to the vehicle makes listed above. “Other” vehicle makes include approximately 37 makes. For the category “other,” no vehicle make individually represents more than 3.54% of the cut-off date balance of such category.

(3)	Greater than 0.00% but less than 0.01%

Distribution of the Receivables Pool by Vehicle Model

Vehicle Model	Number of Receivables	Percentage of Number of Receivables	Aggregate Cut-off Date Balance	Percentage of Cut-off Date Balance	Weighted Average FICO® Score
F150	2,029	3.12%	$43,872,954.63	3.25%	780
Silverado	2,008	3.09	41,311,440.34	3.06	780
Tahoe	1,010	1.55	25,227,275.66	1.87	774
Accord	1,475	2.27	22,940,624.86	1.70	784
CRV	1,199	1.84	21,678,716.84	1.61	791
Yukon	764	1.17	21,623,491.27	1.60	776
RX350	729	1.12	20,471,149.60	1.52	788
G37	719	1.11	19,927,002.67	1.48	789
Pilot	907	1.39	19,437,062.65	1.44	781
Sierra	880	1.35	19,323,502.39	1.43	780
RAM	987	1.52	18,965,764.15	1.40	767
Range Rover	410	0.63	17,292,210.63	1.28	762
Escalade	476	0.73	16,391,543.97	1.21	769
Traverse	584	0.90	16,344,576.00	1.21	794
Odyssey	792	1.22	16,213,620.44	1.20	785
Acadia	565	0.87	15,820,904.26	1.17	789
Equinox	785	1.21	15,820,594.72	1.17	793
SRX	504	0.77	14,397,964.08	1.07	791
3-Series	661	1.02	14,205,972.17	1.05	777
Camaro	504	0.77	14,052,063.33	1.04	786
Altima	957	1.47	14,016,938.64	1.04	773
Tacoma	750	1.15	13,795,456.26	1.02	783
F250	489	0.75	13,024,830.75	0.96	776
Suburban	500	0.77	12,991,634.57	0.96	777
Tundra	590	0.91	12,664,125.43	0.94	779
Unknown(1)	224	0.34	3,556,650.95	0.26	770
Other(2)	43,541	66.95	864,639,340.71	64.05	778

Total:	65,039	100.00%	$1,350,007,411.97	100.00%	779

(1)	“Unknown” vehicle models are those vehicle models that are not available as of the cut-off date.
(2)

“Other” vehicle models are those vehicle models that are able to be determined based on the related receivables pool characteristics, but that individually cannot be assigned to the vehicle models listed above. “Other” vehicle models include approximately 543 models. For the category “other,” no vehicle model individually represents more than 0.94% of the cut-off date balance of such category.

Distribution of the Receivables Pool by Vehicle Type

Vehicle Type	Number of Receivables	Percentage of Number of Receivables	Aggregate Cut-off Date Balance	Percentage of Cut-off Date Balance	Weighted Average FICO® Score
Car	27,104	41.67%	$519,310,363.58	38.47%	778
CUV	14,725	22.64	338,335,057.90	25.06	786
Pickup	9,719	14.94	197,734,505.77	14.65	778
SUV	11,231	17.27	254,988,689.88	18.89	772
Van	2,260	3.47	39,638,794.84	2.94	778

Total	65,039	100.00%	$1,350,007,411.97	100.00%	779

Appendix B

Pool	Aggregate Cut-off Date Balance	APR	Remaining Term to Maturity (in Months)	Age
1	$11,394.84	2.790%	19	5
2	327,367.27	2.935	56	3
3	5,892.70	3.968	10	43
4	5,179,512.90	3.673	31	5
5	177,908,243.02	3.731	59	4
6	229,555.07	4.778	11	41
7	11,267,197.07	4.695	32	12
8	424,427,198.37	4.716	59	5
9	2,236,336.86	5.726	12	47
10	15,305,155.36	5.642	31	20
11	423,995,284.22	5.629	60	6
12	4,367,287.19	6.620	14	51
13	15,431,791.80	6.582	30	31
14	119,111,956.52	6.489	57	11
15	3,929,903.42	7.657	13	54
16	14,629,176.18	7.584	30	38
17	41,855,609.46	7.572	49	21
18	3,784,909.44	8.604	14	54
19	13,459,243.67	8.624	29	39
20	26,419,966.38	8.599	47	25
21	2,241,631.94	9.572	14	55
22	7,078,349.74	9.539	30	37
23	12,959,783.56	9.573	46	25
24	1,366,880.87	10.592	14	55
25	3,271,502.70	10.530	29	38
26	6,577,763.37	10.565	46	25
27	993,775.11	11.562	14	56
28	1,984,696.91	11.521	29	41
29	3,499,364.70	11.522	47	23
30	565,058.78	12.503	14	56
31	1,244,238.21	12.518	28	41
32	1,675,586.57	12.502	48	22
33	176,251.06	13.429	14	54
34	551,664.06	13.477	30	40
35	880,959.06	13.534	46	24
36	33,445.86	14.417	12	56
37	154,632.74	14.601	30	37
38	424,632.65	14.585	45	24
39	4,342.33	15.250	16	44
40	19,127.60	15.557	27	38
41	266,638.23	15.477	47	25
42	9,102.75	16.990	31	5
43	37,746.38	16.734	46	22
44	89,135.14	17.704	48	21
45	18,119.91	18.338	34	26

Total	$1,350,007,411.97	5.519%	56	9

B-1

Appendix C

Percent of the Initial Note Balance at Various ABS Percentages

Class A-1 Notes

Payment Dates	0.50%	1.00%	1.30%	1.50%	1.70%	2.00%
Closing Date	100.00	100.00	100.00	100.00	100.00	100.00
July 2010	90.01	87.69	86.09	84.83	82.99	76.97
August 2010	80.20	75.67	72.54	70.10	66.56	59.66
September 2010	70.47	63.82	59.24	55.68	50.63	42.99
October 2010	60.81	52.48	47.04	42.84	37.09	29.00
November 2010	52.57	42.88	36.24	31.14	24.55	15.32
December 2010	44.78	33.40	25.63	19.69	12.37	0.71
January 2011	37.04	24.04	15.21	7.92	0.00	0.00
February 2011	29.33	14.81	4.04	0.00	0.00	0.00
March 2011	21.66	4.83	0.00	0.00	0.00	0.00
April 2011	14.02	0.00	0.00	0.00	0.00	0.00
May 2011	5.65	0.00	0.00	0.00	0.00	0.00
June 2011	0.00	0.00	0.00	0.00	0.00	0.00
July 2011	0.00	0.00	0.00	0.00	0.00	0.00
August 2011	0.00	0.00	0.00	0.00	0.00	0.00
September 2011	0.00	0.00	0.00	0.00	0.00	0.00
October 2011	0.00	0.00	0.00	0.00	0.00	0.00
November 2011	0.00	0.00	0.00	0.00	0.00	0.00
December 2011	0.00	0.00	0.00	0.00	0.00	0.00
January 2012	0.00	0.00	0.00	0.00	0.00	0.00
February 2012	0.00	0.00	0.00	0.00	0.00	0.00
March 2012	0.00	0.00	0.00	0.00	0.00	0.00
April 2012	0.00	0.00	0.00	0.00	0.00	0.00
May 2012	0.00	0.00	0.00	0.00	0.00	0.00
June 2012	0.00	0.00	0.00	0.00	0.00	0.00
July 2012	0.00	0.00	0.00	0.00	0.00	0.00
August 2012	0.00	0.00	0.00	0.00	0.00	0.00
September 2012	0.00	0.00	0.00	0.00	0.00	0.00
October 2012	0.00	0.00	0.00	0.00	0.00	0.00
November 2012	0.00	0.00	0.00	0.00	0.00	0.00
December 2012	0.00	0.00	0.00	0.00	0.00	0.00
January 2013	0.00	0.00	0.00	0.00	0.00	0.00
February 2013	0.00	0.00	0.00	0.00	0.00	0.00
March 2013	0.00	0.00	0.00	0.00	0.00	0.00
April 2013	0.00	0.00	0.00	0.00	0.00	0.00
May 2013	0.00	0.00	0.00	0.00	0.00	0.00
June 2013	0.00	0.00	0.00	0.00	0.00	0.00
July 2013	0.00	0.00	0.00	0.00	0.00	0.00
August 2013	0.00	0.00	0.00	0.00	0.00	0.00
September 2013	0.00	0.00	0.00	0.00	0.00	0.00
October 2013	0.00	0.00	0.00	0.00	0.00	0.00
November 2013	0.00	0.00	0.00	0.00	0.00	0.00
December 2013	0.00	0.00	0.00	0.00	0.00	0.00
January 2014	0.00	0.00	0.00	0.00	0.00	0.00
February 2014	0.00	0.00	0.00	0.00	0.00	0.00
March 2014	0.00	0.00	0.00	0.00	0.00	0.00
April 2014	0.00	0.00	0.00	0.00	0.00	0.00
May 2014	0.00	0.00	0.00	0.00	0.00	0.00
June 2014	0.00	0.00	0.00	0.00	0.00	0.00
July 2014	0.00	0.00	0.00	0.00	0.00	0.00
August 2014	0.00	0.00	0.00	0.00	0.00	0.00
September 2014	0.00	0.00	0.00	0.00	0.00	0.00
October 2014	0.00	0.00	0.00	0.00	0.00	0.00
November 2014	0.00	0.00	0.00	0.00	0.00	0.00
Weighted Average Life (years) to Maturity	0.48	0.39	0.35	0.32	0.29	0.25
Weighted Average Life (years) to Call	0.48	0.39	0.35	0.32	0.29	0.25

Percent of the Initial Note Balance at Various ABS Percentages

Class A-2 Notes

Payment Dates	0.50%	1.00%	1.30%	1.50%	1.70%	2.00%
Closing Date	100.00	100.00	100.00	100.00	100.00	100.00
July 2010	100.00	100.00	100.00	100.00	100.00	100.00
August 2010	100.00	100.00	100.00	100.00	100.00	100.00
September 2010	100.00	100.00	100.00	100.00	100.00	100.00
October 2010	100.00	100.00	100.00	100.00	100.00	100.00
November 2010	100.00	100.00	100.00	100.00	100.00	100.00
December 2010	100.00	100.00	100.00	100.00	100.00	100.00
January 2011	100.00	100.00	100.00	100.00	99.17	80.64
February 2011	100.00	100.00	100.00	94.13	81.26	60.78
March 2011	100.00	100.00	90.04	77.44	63.83	41.41
April 2011	100.00	92.82	74.66	61.15	46.79	22.66
May 2011	100.00	78.99	59.58	45.27	30.15	4.42
June 2011	96.23	65.36	44.81	29.81	13.90	0.00
July 2011	84.59	51.99	30.40	14.78	0.00	0.00
August 2011	73.13	38.91	16.34	0.11	0.00	0.00
September 2011	62.11	26.32	2.72	0.00	0.00	0.00
October 2011	51.16	13.90	0.00	0.00	0.00	0.00
November 2011	40.26	1.66	0.00	0.00	0.00	0.00
December 2011	29.43	0.00	0.00	0.00	0.00	0.00
January 2012	18.65	0.00	0.00	0.00	0.00	0.00
February 2012	7.94	0.00	0.00	0.00	0.00	0.00
March 2012	0.00	0.00	0.00	0.00	0.00	0.00
April 2012	0.00	0.00	0.00	0.00	0.00	0.00
May 2012	0.00	0.00	0.00	0.00	0.00	0.00
June 2012	0.00	0.00	0.00	0.00	0.00	0.00
July 2012	0.00	0.00	0.00	0.00	0.00	0.00
August 2012	0.00	0.00	0.00	0.00	0.00	0.00
September 2012	0.00	0.00	0.00	0.00	0.00	0.00
October 2012	0.00	0.00	0.00	0.00	0.00	0.00
November 2012	0.00	0.00	0.00	0.00	0.00	0.00
December 2012	0.00	0.00	0.00	0.00	0.00	0.00
January 2013	0.00	0.00	0.00	0.00	0.00	0.00
February 2013	0.00	0.00	0.00	0.00	0.00	0.00
March 2013	0.00	0.00	0.00	0.00	0.00	0.00
April 2013	0.00	0.00	0.00	0.00	0.00	0.00
May 2013	0.00	0.00	0.00	0.00	0.00	0.00
June 2013	0.00	0.00	0.00	0.00	0.00	0.00
July 2013	0.00	0.00	0.00	0.00	0.00	0.00
August 2013	0.00	0.00	0.00	0.00	0.00	0.00
September 2013	0.00	0.00	0.00	0.00	0.00	0.00
October 2013	0.00	0.00	0.00	0.00	0.00	0.00
November 2013	0.00	0.00	0.00	0.00	0.00	0.00
December 2013	0.00	0.00	0.00	0.00	0.00	0.00
January 2014	0.00	0.00	0.00	0.00	0.00	0.00
February 2014	0.00	0.00	0.00	0.00	0.00	0.00
March 2014	0.00	0.00	0.00	0.00	0.00	0.00
April 2014	0.00	0.00	0.00	0.00	0.00	0.00
May 2014	0.00	0.00	0.00	0.00	0.00	0.00
June 2014	0.00	0.00	0.00	0.00	0.00	0.00
July 2014	0.00	0.00	0.00	0.00	0.00	0.00
August 2014	0.00	0.00	0.00	0.00	0.00	0.00
September 2014	0.00	0.00	0.00	0.00	0.00	0.00
October 2014	0.00	0.00	0.00	0.00	0.00	0.00
November 2014	0.00	0.00	0.00	0.00	0.00	0.00
Weighted Average Life (years) to Maturity	1.36	1.12	0.99	0.91	0.84	0.73
Weighted Average Life (years) to Call	1.36	1.12	0.99	0.91	0.84	0.73

Percent of the Initial Note Balance at Various ABS Percentages

Class A-3 Notes

Payment Dates	0.50%	1.00%	1.30%	1.50%	1.70%	2.00%
Closing Date	100.00	100.00	100.00	100.00	100.00	100.00
July 2010	100.00	100.00	100.00	100.00	100.00	100.00
August 2010	100.00	100.00	100.00	100.00	100.00	100.00
September 2010	100.00	100.00	100.00	100.00	100.00	100.00
October 2010	100.00	100.00	100.00	100.00	100.00	100.00
November 2010	100.00	100.00	100.00	100.00	100.00	100.00
December 2010	100.00	100.00	100.00	100.00	100.00	100.00
January 2011	100.00	100.00	100.00	100.00	100.00	100.00
February 2011	100.00	100.00	100.00	100.00	100.00	100.00
March 2011	100.00	100.00	100.00	100.00	100.00	100.00
April 2011	100.00	100.00	100.00	100.00	100.00	100.00
May 2011	100.00	100.00	100.00	100.00	100.00	100.00
June 2011	100.00	100.00	100.00	100.00	100.00	93.51
July 2011	100.00	100.00	100.00	100.00	99.03	85.23
August 2011	100.00	100.00	100.00	100.00	91.31	77.23
September 2011	100.00	100.00	100.00	92.91	83.79	69.44
October 2011	100.00	100.00	94.70	85.92	76.46	61.87
November 2011	100.00	100.00	88.17	79.09	69.34	54.51
December 2011	100.00	94.82	81.77	72.43	62.41	47.36
January 2012	100.00	88.89	75.50	65.94	55.70	40.42
February 2012	100.00	83.06	69.37	59.61	49.20	33.77
March 2012	98.65	77.33	63.38	53.45	42.94	27.32
April 2012	93.37	71.68	57.52	47.46	36.92	21.08
May 2012	88.12	66.13	51.81	41.64	31.10	15.05
June 2012	82.90	60.68	46.23	35.99	25.45	9.24
July 2012	77.72	55.32	40.79	30.51	19.98	3.63
August 2012	72.56	50.06	35.49	25.21	14.69	0.00
September 2012	67.44	44.90	30.33	20.09	9.58	0.00
October 2012	62.35	39.83	25.32	15.14	4.66	0.00
November 2012	57.31	34.87	20.45	10.37	0.00	0.00
December 2012	52.42	30.09	15.76	5.77	0.00	0.00
January 2013	47.80	25.55	11.28	1.33	0.00	0.00
February 2013	43.33	21.19	7.00	0.00	0.00	0.00
March 2013	38.96	16.96	2.88	0.00	0.00	0.00
April 2013	34.61	12.82	0.00	0.00	0.00	0.00
May 2013	30.30	8.77	0.00	0.00	0.00	0.00
June 2013	26.02	4.80	0.00	0.00	0.00	0.00
July 2013	21.76	0.92	0.00	0.00	0.00	0.00
August 2013	17.54	0.00	0.00	0.00	0.00	0.00
September 2013	13.35	0.00	0.00	0.00	0.00	0.00
October 2013	9.20	0.00	0.00	0.00	0.00	0.00
November 2013	5.07	0.00	0.00	0.00	0.00	0.00
December 2013	0.97	0.00	0.00	0.00	0.00	0.00
January 2014	0.00	0.00	0.00	0.00	0.00	0.00
February 2014	0.00	0.00	0.00	0.00	0.00	0.00
March 2014	0.00	0.00	0.00	0.00	0.00	0.00
April 2014	0.00	0.00	0.00	0.00	0.00	0.00
May 2014	0.00	0.00	0.00	0.00	0.00	0.00
June 2014	0.00	0.00	0.00	0.00	0.00	0.00
July 2014	0.00	0.00	0.00	0.00	0.00	0.00
August 2014	0.00	0.00	0.00	0.00	0.00	0.00
September 2014	0.00	0.00	0.00	0.00	0.00	0.00
October 2014	0.00	0.00	0.00	0.00	0.00	0.00
November 2014	0.00	0.00	0.00	0.00	0.00	0.00
Weighted Average Life (years) to Maturity	2.59	2.22	1.99	1.84	1.70	1.51
Weighted Average Life (years) to Call	2.59	2.22	1.99	1.84	1.70	1.51

Percent of the Initial Note Balance at Various ABS Percentages

Class A-4 Notes

Payment Dates	0.50%	1.00%	1.30%	1.50%	1.70%	2.00%
Closing Date	100.00	100.00	100.00	100.00	100.00	100.00
July 2010	100.00	100.00	100.00	100.00	100.00	100.00
August 2010	100.00	100.00	100.00	100.00	100.00	100.00
September 2010	100.00	100.00	100.00	100.00	100.00	100.00
October 2010	100.00	100.00	100.00	100.00	100.00	100.00
November 2010	100.00	100.00	100.00	100.00	100.00	100.00
December 2010	100.00	100.00	100.00	100.00	100.00	100.00
January 2011	100.00	100.00	100.00	100.00	100.00	100.00
February 2011	100.00	100.00	100.00	100.00	100.00	100.00
March 2011	100.00	100.00	100.00	100.00	100.00	100.00
April 2011	100.00	100.00	100.00	100.00	100.00	100.00
May 2011	100.00	100.00	100.00	100.00	100.00	100.00
June 2011	100.00	100.00	100.00	100.00	100.00	100.00
July 2011	100.00	100.00	100.00	100.00	100.00	100.00
August 2011	100.00	100.00	100.00	100.00	100.00	100.00
September 2011	100.00	100.00	100.00	100.00	100.00	100.00
October 2011	100.00	100.00	100.00	100.00	100.00	100.00
November 2011	100.00	100.00	100.00	100.00	100.00	100.00
December 2011	100.00	100.00	100.00	100.00	100.00	100.00
January 2012	100.00	100.00	100.00	100.00	100.00	100.00
February 2012	100.00	100.00	100.00	100.00	100.00	100.00
March 2012	100.00	100.00	100.00	100.00	100.00	100.00
April 2012	100.00	100.00	100.00	100.00	100.00	100.00
May 2012	100.00	100.00	100.00	100.00	100.00	100.00
June 2012	100.00	100.00	100.00	100.00	100.00	100.00
July 2012	100.00	100.00	100.00	100.00	100.00	100.00
August 2012	100.00	100.00	100.00	100.00	100.00	96.06
September 2012	100.00	100.00	100.00	100.00	100.00	83.49
October 2012	100.00	100.00	100.00	100.00	100.00	71.45
November 2012	100.00	100.00	100.00	100.00	99.81	59.93
December 2012	100.00	100.00	100.00	100.00	88.33	49.24
January 2013	100.00	100.00	100.00	100.00	77.31	39.03
February 2013	100.00	100.00	100.00	92.72	66.82	29.31
March 2013	100.00	100.00	100.00	82.53	56.83	20.08
April 2013	100.00	100.00	97.17	72.70	47.32	11.30
May 2013	100.00	100.00	87.40	63.25	38.40	2.98
June 2013	100.00	100.00	77.94	54.17	29.89	0.00
July 2013	100.00	100.00	68.80	45.46	21.80	0.00
August 2013	100.00	92.78	59.96	37.13	14.16	0.00
September 2013	100.00	83.45	51.44	29.18	7.02	0.00
October 2013	100.00	74.35	43.24	21.62	0.00	0.00
November 2013	100.00	65.48	35.35	14.44	0.00	0.00
December 2013	100.00	56.83	27.79	7.67	0.00	0.00
January 2014	92.23	48.41	20.55	0.00	0.00	0.00
February 2014	82.09	40.22	13.64	0.00	0.00	0.00
March 2014	72.03	32.26	7.06	0.00	0.00	0.00
April 2014	62.06	24.54	0.00	0.00	0.00	0.00
May 2014	52.38	17.16	0.00	0.00	0.00	0.00
June 2014	43.07	10.16	0.00	0.00	0.00	0.00
July 2014	33.86	3.38	0.00	0.00	0.00	0.00
August 2014	25.11	0.00	0.00	0.00	0.00	0.00
September 2014	16.44	0.00	0.00	0.00	0.00	0.00
October 2014	7.85	0.00	0.00	0.00	0.00	0.00
November 2014	0.00	0.00	0.00	0.00	0.00	0.00
Weighted Average Life (years) to Maturity	3.96	3.60	3.30	3.08	2.85	2.53
Weighted Average Life (years) to Call	3.94	3.57	3.28	3.06	2.83	2.52

C-4